UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 20, 2026
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On January 20, 2026, LightPath Technologies, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), by and among the Company, Amorphous Materials, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Buyer”), Amorphous Materials, Inc., a Texas corporation (“Seller”) and other parties thereto, pursuant to which, subject to the terms and conditions set forth in the Asset Purchase Agreement, Buyer has agreed to acquire substantially all of the assets (collectively, the “Assets”) and assume and acquire certain of the rights and liabilities of Seller (collectively, the “Liabilities” and such acquisition of Assets and assumption of the Liabilities together, the “Transaction”) relating to Seller’s business of compounding and melting a broad range of Chalcogenide glasses for third-party manufacturers.

The aggregate consideration payable by the Company to Seller under the Asset Purchase Agreement in connection with the Transaction will not exceed $10.0 million and will consist of (i) a closing cash payment of $7.0 million (the “Cash Consideration”) and (ii) contingent consideration that will not exceed $3.0 million (the “Contingent Consideration”). The Contingent Consideration, if earned, is payable in shares of the Company’s Class A Common Stock, par value $0.01 per share (“Common Stock”), to be issued in up to six tranches of $500,000 each divided by the LPTH Stock Price (as calculated pursuant to the Asset Purchase Agreement) upon the achievement of certain milestones set forth in the Asset Purchase Agreement. As of January 20, 2026, Seller has satisfied the first milestone contemplated by the Contingent Consideration Payments and received an aggregate of 39,897 shares of Common Stock as of the Closing Date (as defined below).

The Asset Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations of the parties. The closing of the Asset Purchase Agreement was subject to the satisfaction or waiver of customary closing conditions set forth in the Asset Purchase Agreement. The Transaction closed (the “Closing”) on January 21, 2026 (the “Closing Date”). Other than in respect of the Transaction, there are no material relationships between the Company, Buyer or its affiliates, on the one hand, and Seller, on the other hand.

The foregoing description of the Asset Purchase Agreement is not complete and is subject to and qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Lock-Up Agreements

At Closing, the Company entered into lock-up agreements with Seller and certain shareholders of Seller, whereby such shareholders have agreed to not sell or transfer any of the Company’s securities that they hold, subject to certain exceptions, for a period of six (6) months following the Closing (the “Lock-Up Period”). In addition, such holders are subject to certain leak-out restrictions beginning immediately upon the end of the Lock-Up Period and ending six (6) months from such date.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 above is incorporated by reference into this Item 3.02. The securities described in this Current Report on Form 8-K were offered and will be issued in reliance upon exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws. Accordingly, none of the securities to be issued in the Transaction will have been registered under the Securities Act of 1933, as amended, as of the Closing Date, and until registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

Item 7.01 Regulation FD Disclosure.

On January 20, 2026, the Company issued a press release announcing the entry into the Asset Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: the payment of the Contingent Consideration Payments, if at all, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: the Company’s obligations with respect to the Contingent Consideration Payments. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC. In addition, the forward looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1*
Asset Purchase Agreement, dated January 20, 2026, by and among LightPath Technologies, Inc., Amorphous Materials, LLC, a Delaware limited liability company, Amorphous Materials, Inc., a Texas corporation and other parties thereto.

99.1	Press Release of LightPath Technologies, Inc., dated January 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and certain exhibits have been omitted pursuant to Items 601(a)(5) and/or 601(b)(10)(iv) of Regulation S-K. The issuer hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: January 23, 2026	By:	/s/ Albert Miranda
Albert Miranda, Chief Financial Officer